ACQUISITIONS (Details 4) (USD $) In Thousands, except Share data, unless otherwise specified	0 Months Ended			0 Months Ended
	Mar. 30, 2012 Eagle Operating, Inc.	May 03, 2011 Eagle Operating, Inc.	Nov. 02, 2012 Viking International Resources Co., Inc	Nov. 02, 2012 Series E Preferred Stock Viking International Resources Co., Inc
Acquisitions
Common stock issued in connection with acquisition (in shares)	296,859.00	296,859.00		2,774.85
Price of stock used to value stock issued in acquisition (in dollars per share)	$ 6.41	$ 6.41		$ 23.50
Cash	$ 50,974		$ 37,349
Common stock issued in connection with acquisition	1,902		65,209
Total	52,876		100,808
Amounts recognized for assets acquired and liabilities assumed:
Oil and gas properties	54,832		110,224
Asset retirement obligation	(1,956)		(5,772)
Total	$ 52,876		$ 100,808